Harbor Fund
Supplement to Prospectus & Statement of Additional Information dated June 22, 2001

Harbor Fund's Board of Trustees, on behalf of Harbor Value Fund, has appointed Armstrong Shaw Associates, Inc. ("Armstrong Shaw"), a registered investment adviser, to serve as the Fund's sole subadviser effective September 20, 2001. Armstrong Shaw replaces DePrince, Race
 & Zollo, Inc. ("DRZ") and Richards & Tierney, Inc. ("R&T") as the subadviser to the Harbor Value Fund. The Board of Trustees also approved a change in the Fund's investment objective and certain policies and a change in the Fund's name from Harbor Value Fund to Harbor Large Cap Value Fund. These changes coincide with the appointment of Armstrong Shaw as the Fund's subadviser and also take effect on September 20, 2001.

The appointment of Armstrong Shaw as the Fund's subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. ("Harbor Capital"). Harbor Capital pays the subadvisory fee to Armstrong Shaw from its own assets.

Armstrong Shaw hereby replaces all references to DRZ and R&T in this Prospectus and Statement of Additional Information, except for references to actual subadvisory fees paid to DRZ and R&T. Harbor Large Cap Value Fund hereby replaces all references to Harbor Value Fund.


The following replaces the information contained in the Risk/Return Summary for Harbor Value Fund on pages 18 and 19 of the Prospectus:

HARBOR LARGE CAP VALUE FUND

PORTFOLIO MANAGER
Jeffrey Shaw
Armstrong Shaw Associates
45 Grove Street
New Canaan, CT 06840

Jeffrey Shaw has managed the fund since September 20, 2001. He is the chief investment officer and has served as chairman since 1999 and has served as the president of Armstrong Shaw since 1989.
INVESTMENT GOAL
Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS
Large cap value stocks.

PRINCIPAL STRATEGIES AND INVESTMENTS
The fund invests primarily in equity securities, principally common stocks, preferred stocks, rights and depositary receipts, of U.S.
companies with market capitalizations of at least $5 billion at the time of initial investment.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the fund's portfolio. The subadviser's research also includes continuing contacts with company management.
In selecting stocks for the fund's portfolio, the subadviser looks for companies with the following characteristics:
* Earnings per share growth greater than 10%
* Return on equity that is 15% or better
* Relative price earnings multiple less than the market's
* Selling at a substantial discount to its intrinsic value


In addition, the subadviser prefers companies with the following qualitative characteristics:
* Low risk to technical obsolescence
* Dominant brand names
* Low cost provider or niche player
* Strong management with a successful track record

The fund intends to invest substantially all, but must invest at least 80%, of its net assets in a diversified portfolio of large cap equity securities. The fund expects to invest in about 25 to 40 companies. The subadviser intends to limit the fund's investments in any one sector as a percentage of the Fund's assets to the greater of 15% or two times the Russell 1000 Value Index's sector weightings.
PRINCIPAL RISKS
Stocks do fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investment if any of the following occurs:
* A drop in the stock market.
* The market favors small or mid cap stocks over large cap stocks, or growth over value stocks.
* An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
* The subadviser's judgment about the attractiveness, value and potential appreciation of particular companies' stocks prove to be incorrect.

Because the fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the fund's performance more than if it had invested in a larger number of companies.


The following replaces the information under the heading The Adviser and Subadvisers on page 32 of the Prospectus for the Harbor Large Cap Value Fund only:

FUND
Large Cap Value Fund

PORTFOLIO MANAGER AND SUBADVISER
Jeffrey Shaw
Armstrong Shaw Associates, Inc.
45 Grove Street
New Canaan, CT 06840

MANAGER SINCE
2001

BUSINESS EXPERIENCE (PAST FIVE YEARS)
Chairman (since 1999), President (since 1989) and Chief Investment Officer of Armstrong Shaw Associates, Inc.

The following replaces the information under the heading Additional Investment Information on page 2 of the Statement of Additional
Information for the Harbor Large Cap Value Fund only:

Additional Investment Information. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in securities lending and short sales. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.



Effective September 20, 2001